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                                                                 EXHIBIT 10.18M


                          EIGHTH AMENDMENT TO LOAN AGREEMENT


          This Eighth Amendment to Loan Agreement is made as of March 7, 1998, between International Wireless Communications Holdings, Inc., a Delaware corporation (the "BORROWER"), and Toronto Dominion Investments, Inc. ("TDI").

          The Borrower, TDI and certain other Lenders named therein are parties to a Loan Agreement dated as of August 18, 1997, as amended on December
30, 1997, January 15, 1998, January 30, 1998, and February 5, 1998, February 15,
1998, February 19, 1998, and February 25, 1998 (the "LOAN AGREEMENT"). Each capitalized term which is used and not otherwise defined in this Eighth Amendment has the meaning which the Loan Agreement assigns to that term.

          The Borrower has informed the Lenders that it anticipates that it will not enter into an engagement agreement described in Section 7(c)(iii)(D) of the Exchange Agreement dated as of August 18, 1997, among Borrower and the Persons named therein, on or before March 7, 1998, and has requested that the Lenders amend Section 6.01(o) of the Loan Agreement as set forth in this Eighth Amendment.

          TDI (which, by itself, constitutes Requisite Lenders) has agreed to make the foregoing amendment.


          Now, therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          1. Section 6.01(o) of the Loan Agreement is hereby amended by deleting the date "March 7, 1998" and replacing such date with "March 21, 1998."


          2. Except as amended by Section 1 above, the Loan Agreement remains in full force and effect. The Borrower represents and warrants that, after giving effect to the amendment set forth in Section 1 above (if necessary), no Default or Potential Event of Default is in existence as at the date hereof.


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          In witness whereof, the Borrower and TDI have caused this Eighth
Amendment to be executed and delivered as of the date first set forth above.


                                        INTERNATIONAL WIRELESS COMMUNICATIONS
                                        HOLDINGS, INC.

                                        By: /s/ AARTI C. GURNANI
                                           --------------------------------
                                        Its: VICE PRESIDENT, LEGAL AFFAIRS
                                            -------------------------------

                                        TORONTO DOMINION INVESTMENTS, INC.

                                        By: /s/ MARTHA GARIEPY
                                           --------------------------------
                                        Its: VICE PRESIDENT
                                            -------------------------------